EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2025
EARNINGS PER SHARE
Schedule of earnings per share

	2025	2024	2023
Net Profit/(loss) for the period attributable to ordinary equity holders from continuing operations ($’000)	5,084	(55,102)	(34,637)
Finance Weighted average number of ordinary shares in issue (‘000)	2,188,075	607,879	503,917
Basic earnings/(loss) per share for continuing operations ($USD)	0.0023	(0.09)	(0.07)